UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07899
                                   811-07885

Name of Fund: Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc.
              Master Aggregate Bond Index Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Aggregate Bond Index Fund
                                        Of Merrill Lynch Index Funds, Inc.

Annual Report
December 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Aggregate Bond Index Fund

Important Tax Information

Of the ordinary income distributions paid monthly by Merrill Lynch Aggregate Bond Index Fund, during the taxable year ended December 31, 2004, 8.07% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund distributed long-term capital gains of $.041670 per share to shareholders of record on December 20, 2004.

Please retain this information for your records.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

A Letter From the President and Chief Investment Officer

Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success -- particularly during uncertain times -- is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Chief Investment Officer
                                        Merrill Lynch Investment Managers


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004        3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      We continued to invest in a statistically selected sample of bonds correlated to the Lehman Brothers Aggregate Bond Index in an effort to offer investors returns consistent with the broader investment grade bond market.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2004, Merrill Lynch Aggregate Bond Index Fund's Class A and Class I Shares had total returns of +4.05% and +4.31%, respectively. This compared to a return of +4.34% for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, for the same period. (Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Although the Fund uses a stratified sampling approach to mimic the composition and performance of the Index, minimal total return tracking error is expected in seeking to replicate the return of the benchmark. This often will account for the variance in returns versus the Index.

The Lehman Brothers Aggregate Bond Index is comprised of three major investment sectors: government and agency issues, agency-guaranteed mortgage-backed securities (MBS) and investment grade corporate bonds. Sector weighting and security selection in the Index are determined by the market representation that each sector has in the overall market. For calendar year 2004, the corporate bond sector of the Index was the best performer, with a return of +5.24%. As interest rates began to rise, along with prospects of an improving economy, corporate spreads tightened to their Treasury counterparts, lending support to the credit sector. For the same period, the MBS sector returned +4.70%, as spreads in this low duration sector tightened in sympathy with corporate bonds. The government and agency sector returned +3.48% for the year.

These returns were realized in a range-bound trading environment, as economists and investors monitored the economic data and Federal Reserve Board (the Fed) language for signs of interest rate direction. Early in the period, the Fed appeared poised to keep interest rates at historic lows, pledging patience in its approach to rate increases in order to ensure the economy's strength. The tenor changed somewhat as inflation seemed imminent and the labor environment -- the primary economic weak point -- improved. On June 30, the Fed made its first move away from its accommodative policy stance, raising the target federal funds rate from 1% to 1.25%. Four additional rate increases totaling 100 basis points (1%) followed, bringing the federal funds rate to 2.25% at year-end. Over the past 12 months, yields on the 10-year Treasury note ranged from a low of 3.68% on March 16 to a high of 4.87% on June 14. Interestingly, the 10-year Treasury note closed the year at 4.24%, only three basis points lower than where it began.

How was the portfolio managed during the year?

The Fund seeks to replicate the total return, before expenses, of the unmanaged Lehman Brothers Aggregate Bond Index, a widely accepted investment performance benchmark comprised of dollar-denominated investment grade bonds of different types. Because it is not practical or logistically possible to create a portfolio with all of the Index positions, we construct a proxy portfolio (Master Aggregate Bond Index Series) of far fewer securities that seeks to duplicate the return of the benchmark.


4       MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

The investments in the Series are determined by implementing stratified sampling techniques. Through this approach, we select securities that collectively mimic the investment characteristics of the Index at the sector and subsector levels. At December 31, 2004, the Lehman Brothers Aggregate Bond Index was comprised of 5,836 securities. The Series was comprised of 490 individual investments designed to match the market exposure and investment characteristics of the Index.

What changes occurred in the Index, and the portfolio, during the year?

In seeking to provide returns that are representative of the bond market as a whole, we track the sector and subsector weightings of our benchmark index rather than maintaining a bias to any specific area of the market.

At December 31, 2004, the government and agency sector of the Lehman Brothers Aggregate Bond Index was comprised of 695 securities, accounting for 35.69% of the Index. This compared to 802 issues representing 33.73% of the benchmark at December 31, 2003. The portfolio's position in this sector is designed to match the duration, yield and convexity of its Index counterpart. As such, any change in interest rates or the shape of the yield curve should have an identical effect on the return of this sector.

The MBS sector included 2,272 securities and accounted for 39.51% of the Index at December 31, 2004 versus 2,482 securities representing 39.91% of the Index at December 31, 2003. The MBS sector of the portfolio has the same exposure to 30-year, 15-year and balloon MBS as the Index. Within these subsectors, exposure to coupon and issuer also are matched to that of the Index in an effort to duplicate the return of the Index's MBS sector with minimal deviation.

In the corporate sector, there were 2,869 securities representing 24.80% of the Index at December 31, 2004, compared to 3,482 securities representing 26.36% of the Index as of December 31, 2003. As with the government sector, we seek to match investment characteristics in the portfolio's corporate sector with those of the Index. However, in the corporate sector, we also seek to mirror the credit rating and industry exposure of the benchmark.

How was the portfolio positioned at the close of the period?

We continued to use our stratified sampling techniques to create a proxy portfolio of our benchmark and offer comparable returns. With that in mind, we expect the portfolio to continue to meet its objective of providing fixed income returns consistent with the broader market.

Jeffrey B. Hewson
Vice President and Portfolio Manager

January 12, 2005


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004        5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through two pricing alternatives:

o Class A Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of 0.25% (per year).

o Class I Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's adminis- trator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                   6-Month        12-Month        Since Inception     Standardized
As of December 31, 2004                         Total Return    Total Return        Total Return      30-Day Yield
==================================================================================================================
ML Aggregate Bond Index Fund Class A Shares*        +4.09%         +4.05%              +64.38%           3.64%
------------------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class I Shares*        +4.22          +4.31               +67.57            3.90
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**              +4.18          +4.34               +71.71            --
------------------------------------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception date is 4/03/97.
** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds. Since inception total return is from 4/03/97.


6       MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class A & Class I Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Aggregate Bond Index. Values are from April 3, 1997 to December 2004.

                                     4/03/97**  12/97      12/98      12/99      12/00      12/01      12/02      12/03      12/04
ML Aggregate Bond Index
Fund+--Class A Shares*               $10,000    $10,929    $11,832    $11,656    $12,961    $13,946    $15,286    $15,798    $16,438

ML Aggregate Bond Index
Fund+--Class I Shares*               $10,000    $10,949    $11,883    $11,724    $13,082    $14,112    $15,492    $16,063    $16,757

                                     4/30/97**  12/97      12/98      12/99      12/00      12/01      12/02      12/03      12/04
Lehman Brothers Aggregate
Bond Index++                         $10,000    $10,988    $11,943    $11,845    $13,222    $14,338    $15,808    $16,457    $17,171

* Assuming transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Aggregate Bond Index Series of Quantitative Master Series Trust. The Trust may invest in a statistically selected sample of fixed income securities and other types of financial instruments.
++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgaged-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds. Past performance is not predictive of future performance.

Average Annual Total Return

Class A Shares                                                            Return
================================================================================
One Year Ended 12/31/04                                                   +4.05%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                                                 +7.11
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/04                                      +6.63
--------------------------------------------------------------------------------

Class I Shares                                                            Return
================================================================================
One Year Ended 12/31/04                                                   +4.31%
--------------------------------------------------------------------------------
Five Years Ended 12/31/04                                                 +7.40
--------------------------------------------------------------------------------
Inception (4/03/97) through 12/31/04                                      +6.89
--------------------------------------------------------------------------------


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004        7

[LOGO] Merrill Lynch Investment Managers

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2004 and held through December 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                      Beginning          Ending         During the Period*
                                                    Account Value     Account Value      July 1, 2004 to
                                                    July 1, 2004    December 31, 2004   December 31, 2004
==========================================================================================================
Actual
==========================================================================================================
Class A                                                $1,000           $1,040.90            $3.11
----------------------------------------------------------------------------------------------------------
Class I                                                $1,000           $1,042.20            $1.82
==========================================================================================================
Hypothetical (5% annual return before expenses)**
==========================================================================================================
Class A                                                $1,000           $1,022.36            $3.08
----------------------------------------------------------------------------------------------------------
Class I                                                $1,000           $1,023.63            $1.80
----------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Class A and .35% for Class I), multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 366.


8       MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Statement of Assets and Liabilities      Merrill Lynch Aggregate Bond Index Fund

As of December 31, 2004
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
                       Investment in Master Aggregate Bond Index Series (the
                        "Series"), at value (identified cost--$390,650,655) ...............                      $ 400,090,999
                       Prepaid expenses ...................................................                             21,404
                                                                                                                 -------------
                       Total assets .......................................................                        400,112,403
                                                                                                                 -------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends and distributions to shareholders .....................    $   2,468,326
                          Administrator ...................................................           71,651
                          Distributor .....................................................           10,674         2,550,651
                                                                                               -------------
                       Accrued expenses and other liabilities .............................                             69,999
                                                                                                                 -------------
                       Total liabilities ..................................................                          2,620,650
                                                                                                                 -------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Net assets .........................................................                      $ 397,491,753
                                                                                                                 =============
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value,
                        125,000,000 shares authorized .....................................                      $         440
                       Class I Shares of Common Stock, $.0001 par value,
                        125,000,000 shares authorized .....................................                              3,248
                       Paid-in capital in excess of par ...................................                        387,367,755
                       Accumulated distributions in excess of investment income--net ......    $     (37,041)
                       Undistributed realized capital gains allocated from the
                        Series--net .......................................................          717,007
                       Unrealized appreciation allocated from the Series--net .............        9,440,344
                                                                                               -------------
                       Total accumulated earnings--net ....................................                         10,120,310
                                                                                                                 -------------
                       Net Assets .........................................................                      $ 397,491,753
                                                                                                                 =============
==============================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $47,465,627 and 4,403,418
                        shares outstanding ................................................                      $       10.78
                                                                                                                 =============
                       Class I--Based on net assets of $350,026,126 and 32,475,441
                        shares outstanding ................................................                      $       10.78
                                                                                                                 =============

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004        9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                  Merrill Lynch Aggregate Bond Index Fund

For the Year Ended December 31, 2004
==============================================================================================================================
Investment Income Allocated from the Series--Net
------------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Series:
                          Interest ........................................................                      $  17,171,208
                          Securities lending--net .........................................                             66,795
                          Expenses ........................................................                           (231,778)
                                                                                                                 -------------
                       Net investment income allocated from the Series ....................                         17,006,225
                                                                                                                 -------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
                       Administration fees ................................................    $     777,935
                       Transfer agent fees ................................................          250,770
                       Account maintenance fees--Class A ..................................          147,038
                       Printing and shareholder reports ...................................          138,776
                       Registration fees ..................................................           35,591
                       Professional fees ..................................................           13,500
                       Directors' fees and expenses .......................................            5,907
                       Other ..............................................................           16,221
                                                                                               -------------
                       Total expenses before waiver .......................................        1,385,738
                       Waiver of expenses .................................................          (43,515)
                                                                                               -------------
                       Total expenses after waiver ........................................                          1,342,223
                                                                                                                 -------------
                       Investment income--net .............................................                         15,664,002
                                                                                                                 -------------
==============================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Series--Net
------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments, futures contracts and swaps
                        allocated from the Series--net ....................................                          7,809,845
                       Change in unrealized appreciation on investments allocated
                        from the Series--net ..............................................                         (5,807,322)
                                                                                                                 -------------
                       Total realized and unrealized gain allocated from the
                        Series--net .......................................................                          2,002,523
                                                                                                                 -------------
                       Net Increase in Net Assets Resulting from Operations ...............                      $  17,666,525
                                                                                                                 =============

      See Notes to Financial Statements.


10      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Statements of Changes in Net Assets      Merrill Lynch Aggregate Bond Index Fund

                                                                                                      For the Year Ended
                                                                                                         December 31,
                                                                                               -------------------------------
Increase (Decrease) in Net Assets:                                                                  2004              2003
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .............................................    $  15,664,002     $  17,317,576
                       Realized gain allocated from the Series--net .......................        7,809,845         3,656,667
                       Change in unrealized appreciation allocated from the
                        Series--net .......................................................       (5,807,322)       (5,518,907)
                                                                                               -------------------------------
                       Net increase in net assets resulting from operations ...............       17,666,525        15,455,336
                                                                                               -------------------------------
==============================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .........................................................       (2,164,103)       (2,458,643)
                          Class I .........................................................      (13,823,831)      (15,084,612)
                       Realized gain--net:
                          Class A .........................................................         (698,074)               --
                          Class I .........................................................       (5,123,432)               --
                                                                                               -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders .....................................      (21,809,440)      (17,543,255)
                                                                                               -------------------------------
==============================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from capital
                        share transactions ................................................      (28,134,770)        9,837,669
                                                                                               -------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ............................      (32,277,685)        7,749,750
                       Beginning of year ..................................................      429,769,438       422,019,688
                                                                                               -------------------------------
                       End of year* .......................................................    $ 397,491,753     $ 429,769,438
                                                                                               ===============================
                          * Accumulated distributions in excess of investment income--net .    $     (37,041)    $    (106,150)
                                                                                               ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                     Merrill Lynch Aggregate Bond Index Fund

                                                                                              Class A
                                                                -------------------------------------------------------------------
The following per share data and ratios have been derived                               For the Year Ended
from information provided in the financial statements.                                      December 31,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004           2003           2002           2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $  10.91       $  10.96       $  10.50       $  10.31      $   9.86
                                                                -------------------------------------------------------------------
                       Investment income--net ...............        .39**          .41**          .52**          .58           .61
                       Realized and unrealized gain (loss)
                        allocated from the Series--net ......        .04           (.05)           .46            .19           .45
                                                                -------------------------------------------------------------------
                       Total from investment operations .....        .43            .36            .98            .77          1.06
                                                                -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............       (.40)          (.41)          (.52)          (.58)         (.61)
                          Realized gain allocated from the
                           Series--net ......................       (.16)            --             --             --            --
                                                                -------------------------------------------------------------------
                       Total dividends and distributions ....       (.56)          (.41)          (.52)          (.58)         (.61)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $  10.78       $  10.91       $  10.96       $  10.50      $  10.31
                                                                ===================================================================
===================================================================================================================================
Total Investment Return+
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...       4.05%          3.35%          9.61%          7.60%        11.18%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver* .............        .60%           .60%           .59%           .60%          .63%
                                                                ===================================================================
                       Expenses* ............................        .61%           .62%           .61%           .71%          .70%
                                                                ===================================================================
                       Investment income--net ...............       3.60%          3.70%          4.91%          5.50%         6.17%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 47,466       $ 63,872       $ 61,029       $ 60,438      $ 65,339
                                                                ===================================================================
                       Portfolio turnover of the Series .....     159.44%        136.76%        112.18%        144.23%        43.24%
                                                                ===================================================================

+ The Fund's administrator has agreed to waive a portion of its fees. Without such waiver, the Fund's performance would have been lower.
*     Includes the Fund's share of the Series' allocated expenses.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


12      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Financial Highlights (concluded)         Merrill Lynch Aggregate Bond Index Fund

                                                                                              Class I
                                                                -------------------------------------------------------------------
The following per share data and ratios have been derived                                For the Year Ended
from information provided in the financial statements.                                      December 31,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004           2003           2002           2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $  10.91       $  10.95       $  10.50       $  10.31      $   9.85
                                                                -------------------------------------------------------------------
                       Investment income--net ...............        .42**          .43**          .55**          .61           .64
                       Realized and unrealized gain (loss)
                        allocated from the Series--net ......        .04           (.03)           .45            .19           .46
                                                                -------------------------------------------------------------------
                       Total from investment operations .....        .46            .40           1.00            .80          1.10
                                                                -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............       (.43)          (.44)          (.55)          (.61)         (.64)
                          Realized gain allocated from the
                           Series--net ......................       (.16)            --             --             --            --
                                                                -------------------------------------------------------------------
                       Total dividends and distributions ....       (.59)          (.44)          (.55)          (.61)         (.64)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $  10.78       $  10.91       $  10.95       $  10.50      $  10.31
                                                                ===================================================================
===================================================================================================================================
Total Investment Return+
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...       4.31%          3.70%          9.78%          7.87%        11.57%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver* .............        .35%           .35%           .34%           .35%          .38%
                                                                ===================================================================
                       Expenses* ............................        .36%           .37%           .36%           .46%          .45%
                                                                ===================================================================
                       Investment income--net ...............       3.85%          3.95%          5.16%          5.72%         6.41%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $350,026       $365,898       $360,991       $324,390      $214,056
                                                                ===================================================================
                       Portfolio turnover of the Series .....     159.44%        136.76%        112.18%        144.23%        43.24%
                                                                ===================================================================

+ The Fund's administrator has agreed to waive a portion of its fees. Without such waiver, the Fund's performance would have been lower.
*     Includes the Fund's share of the Series' allocated expenses.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       13

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements            Merrill Lynch Aggregate Bond Index Fund

1. Significant Accounting Policies:

Merrill Lynch Aggregate Bond Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in Master Aggregate Bond Index Series (the "Series") of the Quantitative Master Series Trust, which has the same investment objective and strategy as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Series owned by the Fund at December 31, 2004 was 47.6%. The Fund offers two classes of shares. Shares of Class A and Class I are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to its account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1a of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $393,041 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income as a result of permanent differences attributable to swap agreements and amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .19% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has entered into a voluntary arrangement with the Fund under which expenses incurred by the Fund (excluding account maintenance fees) will not exceed .35%. This arrangement has a one-year term and is renewable. For the year ended December 31, 2004, FAM earned fees of $777,935, of which $43,515 was waived.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee


14      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Notes to Financial Statements (concluded)

                                         Merrill Lynch Aggregate Bond Index Fund

is accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Class A Shares.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was ($28,134,770) and $9,837,669 for the years ended December 31, 2004 and December 31, 2003, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 2004                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,470,677       $  16,082,715
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ...................            221,172           2,402,740
                                                -------------------------------
Total issued ...........................          1,691,849          18,485,455
Shares redeemed ........................         (3,141,603)        (34,369,324)
                                                -------------------------------
Net decrease ...........................         (1,449,754)      $ (15,883,869)
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,487,650       $  27,213,151
Shares issued to shareholders
   in reinvestment of dividends ........            184,332           2,017,562
                                                -------------------------------
Total issued ...........................          2,671,982          29,230,713
Shares redeemed ........................         (2,389,100)        (26,075,348)
                                                -------------------------------
Net increase ...........................            282,882       $   3,155,365
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended December 31, 2004                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         13,214,147       $ 144,088,117
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ...................          1,185,213          12,870,982
                                                -------------------------------
Total issued ...........................         14,399,360         156,959,099
Shares redeemed ........................        (15,459,780)       (169,210,000)
                                                -------------------------------
Net decrease ...........................         (1,060,420)      $ (12,250,901)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended December 31, 2003                            Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         10,665,367       $ 116,847,001
Shares issued to shareholders
   in reinvestment of dividends ........          1,030,875          11,278,131
                                                -------------------------------
Total issued ...........................         11,696,242         128,125,132
Shares redeemed ........................        (11,115,541)       (121,442,828)
                                                -------------------------------
Net increase ...........................            580,701       $   6,682,304
                                                ===============================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                   12/31/2004         12/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
     Ordinary income .....................        $20,301,079        $17,543,255
     Net long-term capital gains .........          1,508,361                 --
                                                  ------------------------------
Total taxable distributions ..............        $21,809,440        $17,543,255
                                                  ==============================

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $   726,780
Undistributed long-term capital gains--net ................             554,224
                                                                    -----------
Total undistributed earnings--net .........................           1,281,004
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................           8,839,306*
                                                                    -----------
Total accumulated earnings--net ...........................         $10,120,310
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the difference between book and tax amortization methods for premium and discounts on fixed income securities.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       15

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

                                         Merrill Lynch Aggregate Bond Index Fund

To the Shareholders and Board of Directors of Merrill Lynch Index Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Aggregate Bond Index Fund, one of the series constituting Merrill Lynch Index Funds, Inc. (the "Fund"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2005


16      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Summary Schedule of Investments               Master Aggregate Bond Index Series

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                  Interest           Maturity              Value        Percent of
                     Issue                        Face Amount       Rate              Date(s)        (in U.S. dollars)  Net Assets
==================================================================================================================================
Government &         Fannie Mae                   $ 8,625,000      3.875%            3/15/2005        $   8,648,124         1.0%
Agency                                             15,790,000      5.25              6/15/2006           16,255,694         1.9
Obligations                                        31,785,000      2.625            11/15/2006           31,439,497         3.7
                                                   30,155,000      5.75              2/15/2008           32,120,865         3.8
                                                   11,260,000      2.50            6/15/2008 (c)         10,861,970         1.3
                                                   14,880,000      6.625             9/15/2009           16,614,621         2.0
                                                   29,055,000      6.625            11/15/2010           32,835,404         3.9
                                                    3,970,000      4.376             3/15/2013            3,959,138         0.5
                                                    2,340,000   4.625 - 7.25  10/15/2014 - 5/15/2030      2,713,974         0.3
                     -------------------------------------------------------------------------------------------------------------
                     Freddie Mac                    7,640,000      4.875             3/15/2007            7,888,361         0.9
                                                    2,000,000      5.75              4/15/2008            2,135,698         0.3
                                                    8,750,000      4.875          11/15/2013 (c)          8,997,817         1.1
                                                    8,655,000      6.75              9/15/2029           10,466,673         1.3
                                                    4,330,000    5.75 - 7.18   6/27/2006 - 7/15/2032      4,821,862         0.7
                     -------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds            6,390,000      4.00             11/15/2012            6,379,265         0.8
                                                   14,665,000      8.75              5/15/2017           20,548,759         2.5
                                                    8,370,000      8.50              2/15/2020           11,812,815         1.4
                                                    6,080,000      8.125             8/15/2021            8,418,423         1.0
                                                    7,340,000      6.25              8/15/2023            8,593,246         1.0
                                                    3,075,000      6.375             8/15/2027            3,692,402         0.4
                                                      405,000   5.375 - 5.75   8/15/2010 - 2/15/2031        441,573         0.0
                     -------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Notes           27,135,000      5.75             11/15/2005           27,830,334         3.3
                                                    2,790,000      5.875            11/15/2005            2,864,220         0.3
                                                    7,645,000      3.00             11/15/2007            7,597,815         0.9
                                                    2,865,000      3.625             5/15/2013            2,776,251         0.3
                     -------------------------------------------------------------------------------------------------------------
                     Other Securities                                                                     1,567,261         0.2
                     -------------------------------------------------------------------------------------------------------------
                     Total Government & Agency Obligations (Cost--$286,607,376)                         292,282,062        34.8
==================================================================================================================================
Government Agency    Freddie Mac Mortgage           8,208,310      4.00      5/01/2019 - 1/01/2020 (f)    8,029,893         1.0
Mortgage-Backed      Participation Certificates    31,173,272      4.50      2/01/2011 - 7/01/2019 (f)   31,153,431         3.7
Obligations*                                       26,954,308      5.00     11/01/2017 - 2/15/2020 (f)   27,392,429         3.3
                                                   47,631,658      5.00        4/01/2034 - 6/01/2034     47,332,518         5.6
                                                    8,821,027      5.50      8/01/2017 - 1/15/2020 (f)    9,121,146         1.1
                                                   68,601,000      5.50            2/15/2035 (f)         69,501,388         8.3
                                                    4,268,193      6.00       4/01/2016 - 10/01/2017      4,470,819         0.5
                                                   38,367,128      6.00        6/01/2033 - 9/01/2034     39,651,831         4.7
                                                   16,322,441      6.50        1/01/2026 - 9/01/2032     17,141,085         2.0
                                                    5,456,996      7.00       1/01/2020 - 11/01/2032      5,787,258         0.7
                                                    6,112,871   4.50 - 12.50   5/01/2007 - 6/01/2034      6,326,135         0.7
                     -------------------------------------------------------------------------------------------------------------
                     Ginnie Mae MBS Certificates    4,520,000      4.50            2/15/2035 (f)          4,397,110         0.5
                                                    5,600,000      5.00            1/15/2035 (f)          5,598,253         0.7
                                                   12,237,890      5.50      8/15/2033 - 1/15/2035 (f)   12,508,277         1.5
                                                    3,771,114      6.00        4/20/2026 - 4/15/2033      3,911,765         0.5
                                                    3,646,415      6.50        4/15/2026 - 5/15/2032      3,842,551         0.5
                                                    3,575,719    6.50 - 9.50   4/15/2013 - 3/15/2032      3,836,740         0.4
                     -------------------------------------------------------------------------------------------------------------
                     Other Securities                                                                     5,565,793         0.7
                     -------------------------------------------------------------------------------------------------------------
                     Total Government Agency Mortgage-Backed Obligations (Cost--$303,424,913)           305,568,422        36.4
                     =============================================================================================================


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       17

[LOGO] Merrill Lynch Investment Managers

Summary Schedule of Investments (continued)   Master Aggregate Bond Index Series

                             Face                                                                 Value         Percent of
                           Amount   Non-Government Agency Mortgage-Backed Securities*       (in U.S. dollars)   Net Assets
==========================================================================================================================
Commercial            $19,190,206   CS First Boston Mortgage Securities Corp. Series
Mortgage-Backed                     2004-FL1A Class A, 2.70% due 5/15/2014 (a)(b)              $ 19,206,126         2.3%
Securities             20,000,000   Greenwich Capital Commercial Funding Corp. Series
                                    2004-FL2A Class A2, 2.58% due 11/05/2019 (b)                 20,006,250         2.4
                       20,000,000   JPMorgan Chase Commercial Mortgage Securities
                                    Corp. Series 2004-FL1A Class A2, 2.587% due 4/16/2019 (b)    20,032,280         2.4
                       20,000,000   Lehman Brothers Floating Rate Commercial Mortgage
                                    Trust Series 2004-LLFA Class A2, 2.65% due
                                    10/15/2017 (a)(b)                                            20,044,622         2.3
                       15,000,000   Wachovia Bank Commercial Mortgage Trust Series 2004-WL4A
                                    Class A2, 2.65% due 10/15/2015 (a)(b)                        15,021,051         1.8
--------------------------------------------------------------------------------------------------------------------------
                                    Total Non-Government Agency Mortgage-Backed Securities
                                    (Cost--$94,190,206)                                          94,310,329        11.2
==========================================================================================================================

==========================================================================================================================
Industry+                           Fixed Income Securities
==========================================================================================================================
Banking                 2,200,000   Bank of America Corp., 5.875% due 2/15/2009                   2,361,841         0.3
                                    Other Securities                                             19,876,353         2.4
                                                                                               ---------------------------
                                                                                                 22,238,194         2.7
--------------------------------------------------------------------------------------------------------------------------
Financial Services                  Other Securities                                             32,960,811         3.9
--------------------------------------------------------------------------------------------------------------------------
Financial Services--    2,015,000   HSBC Finance Corp., 5.875% due 2/01/2009                      2,153,203         0.3
Consumer                            Other Securities                                              1,764,960         0.2
                                                                                               ---------------------------
                                                                                                  3,918,163         0.5
--------------------------------------------------------------------------------------------------------------------------
Foreign Government      2,240,000   Canada Government International Bond, 5.25% due 11/05/2008    2,368,081         0.3
Obligations                         Mexico Government International Bond:
                        1,920,000         9.875% due 2/01/2010                                    2,359,680         0.3
                        2,625,000         6.375% due 1/16/2013                                    2,795,625         0.3
                        3,000,000   Province of Ontario, 6% due 2/21/2006                         3,094,041         0.4
                                    Other Securities                                              8,882,602         1.0
                                                                                               ---------------------------
                                                                                                 19,500,029         2.3
--------------------------------------------------------------------------------------------------------------------------
Industrial--                        Other Securities                                             10,805,458         1.3
Consumer Goods
--------------------------------------------------------------------------------------------------------------------------
Industrial--Energy                  Other Securities                                              9,622,464         1.1
--------------------------------------------------------------------------------------------------------------------------
Industrial--            2,205,000   General Electric Capital Corp., 6.75% due 3/15/2032           2,580,842         0.3
Manufacturing                       Other Securities                                             22,504,392         2.7
                                                                                               ---------------------------
                                                                                                 25,085,234         3.0
--------------------------------------------------------------------------------------------------------------------------
Industrial--Other                   Other Securities                                             15,993,338         1.9
--------------------------------------------------------------------------------------------------------------------------
Industrial--Services                Other Securities                                             23,177,083         2.8
--------------------------------------------------------------------------------------------------------------------------
Utilities--Communications           Other Securities                                             15,109,263         1.8
--------------------------------------------------------------------------------------------------------------------------
Utilities--Electric & Gas           Other Securities                                             10,795,687         1.3
--------------------------------------------------------------------------------------------------------------------------
Yankee Corporates                   Other Securities                                             13,896,381         1.6
--------------------------------------------------------------------------------------------------------------------------
                                    Total Fixed Income Securities (Cost--$194,965,000)          203,102,105        24.2
==========================================================================================================================

                                    Capital Trusts
==========================================================================================================================
Banking                             Other Securities                                                256,326         0.0
--------------------------------------------------------------------------------------------------------------------------
Yankee Corporates                   Other Securities                                                 83,362         0.0
--------------------------------------------------------------------------------------------------------------------------
                                    Total Capital Trusts (Cost--$327,290)                           339,688         0.0
==========================================================================================================================


18      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Summary Schedule of Investments (concluded)   Master Aggregate Bond Index Series

                                                                                                   Value        Percent of
State                               Municipal Bonds                                          (in U.S. dollars)  Net Assets
==========================================================================================================================
Illinois                            Other Securities                                              $ 672,399         0.1%
--------------------------------------------------------------------------------------------------------------------------
Texas                               Other Securities                                                253,147         0.0
--------------------------------------------------------------------------------------------------------------------------
                                    Total Municipal Bonds (Cost--$886,251)                          925,546         0.1
==========================================================================================================================

                             Face
                           Amount   Short-Term Securities
==========================================================================================================================
U.S. Government       $16,800,000   Federal Home Loan Banks, 1% due 1/03/2005                    16,800,000         2.0
Agency Obligations**
--------------------------------------------------------------------------------------------------------------------------

                           Shares
                             Held
==========================================================================================================================
                       12,139,250   Merrill Lynch Premier Institutional Fund (d)(e)              12,139,250         1.4
--------------------------------------------------------------------------------------------------------------------------
                                    Total Investments in Short-Term Securities
                                    (Cost--$28,939,250)                                          28,939,250         3.4
==========================================================================================================================
Total Investments (Cost--$909,340,286***)                                                       925,467,402       110.1

Liabilities in Excess of Other Assets                                                           (85,246,216)      (10.1)
                                                                                               ---------------------------
Net Assets                                                                                     $840,221,186       100.0%
                                                                                               ===========================

      "Other Securities" represent issues that are not identified as the largest 50 holdings of the Series and issues not exceeding 1% of net assets.
+ For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
* Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
** Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Series.
*** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................       $909,781,793
                                                                   ============
      Gross unrealized appreciation ........................       $ 17,285,769
      Gross unrealized depreciation ........................         (1,600,160)
                                                                     ----------
      Net unrealized appreciation ..........................       $ 15,685,609
                                                                   ============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.
(c)   Security, or a portion of security, is on loan.
(d) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                            Net        Dividend
      Affiliate                                          Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
      Money Market Series                                    --        $  4,150

      Merrill Lynch Premier
      Institutional Fund                               (113,997,750)   $139,299
      --------------------------------------------------------------------------

(e)   Security was purchased with the cash proceeds from securities loans.
(f) Represents or includes a "to-be-announced" (TBA) transaction. The Series has committed to purchase securities for which all specific information is not available at this time.

      Swaps outstanding as of December 31, 2004 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
      --------------------------------------------------------------------------
      Receive (pay) a variable return based
      on the change in the Lehman Brothers
      CMBS Investment Grade Index Total
      Return and pay a floating rate based on
      1-month USD LIBOR, minus .20%

      Broker, JPMorgan Chase Bank
      Expires March 2005                              $26,000,000         --
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       19

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities           Master Aggregate Bond Index Series

As of December 31, 2004
==============================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $11,896,070) (identified
                        cost--$897,201,036) ...............................................                      $ 913,328,152
                       Investments in affiliated securities, at value (identified
                        cost--$12,139,250) ................................................                         12,139,250
                       Cash ...............................................................                         16,778,531
                       Receivables:
                          Securities sold .................................................    $  75,088,157
                          Interest ........................................................        7,958,644
                          Contributions ...................................................        1,482,484
                          Swaps ...........................................................          150,367
                          Securities lending ..............................................            6,466
                          Paydowns ........................................................            3,486        84,689,604
                                                                                               -------------
                       Prepaid expenses ...................................................                              2,707
                                                                                                                 -------------
                       Total assets .......................................................                      1,026,938,244
                                                                                                                 -------------
==============================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ..........................                         12,139,250
                       Payables:
                          Securities purchased ............................................      174,101,760
                          Withdrawals .....................................................          379,786
                          Other affiliates ................................................           17,375
                          Investment adviser ..............................................            8,098       174,507,019
                                                                                               -------------
                       Accrued expenses and other liabilities .............................                             70,789
                                                                                                                 -------------
                       Total liabilities ..................................................                        186,717,058
                                                                                                                 -------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Net assets .........................................................                      $ 840,221,186
                                                                                                                 -------------
==============================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------
                       Investors' capital .................................................                      $ 824,094,070
                       Unrealized appreciation--net .......................................                         16,127,116
                                                                                                                 -------------
                       Net Assets .........................................................                      $ 840,221,186
                                                                                                                 =============

      See Notes to Financial Statements.


20      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Statement of Operations                       Master Aggregate Bond Index Series

For the Year Ended December 31, 2004
==============================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------
                       Interest ...........................................................                      $  36,826,917
                       Securities lending--net ............................................                            143,449
                                                                                                                 -------------
                       Total income .......................................................                         36,970,366
                                                                                                                 -------------
==============================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------
                       Professional fees ..................................................    $     140,975
                       Accounting services ................................................          130,865
                       Investment advisory fees ...........................................           88,065
                       Custodian fees .....................................................           81,640
                       Pricing fees .......................................................           21,054
                       Trustees' fees and expenses ........................................            8,985
                       Printing and shareholder reports ...................................            2,901
                       Other ..............................................................           22,463
                                                                                               -------------
                       Total expenses .....................................................                            496,948
                                                                                                                 -------------
                       Investment income--net .............................................                         36,473,418
                                                                                                                 -------------
==============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ................................................        7,999,257
                          Futures contracts and swaps--net ................................          732,533         8,731,790
                                                                                               -------------
                       Change in unrealized appreciation on investments--net ..............                         (5,490,473)
                                                                                                                 -------------
                       Total realized and unrealized gain--net ............................                          3,241,317
                                                                                                                 -------------
                       Net Increase in Net Assets Resulting from Operations ...............                      $  39,714,735
                                                                                                                 =============

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       21

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets           Master Aggregate Bond Index Series

                                                                                                      For the Year Ended
                                                                                                         December 31,
                                                                                               -------------------------------
Increase (Decrease) in Net Assets:                                                                  2004              2003
==============================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .............................................    $  36,473,418     $  33,979,325
                       Realized gain--net .................................................        8,731,790         2,279,499
                       Change in unrealized appreciation--net .............................       (5,490,473)       (5,378,419)
                                                                                               -------------------------------
                       Net increase in net assets resulting from operations ...............       39,714,735        30,880,405
                                                                                               -------------------------------
==============================================================================================================================
Capital Transactions
------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ........................................      160,170,832       357,719,192
                       Fair value of withdrawals ..........................................     (242,691,266)     (222,140,755)
                                                                                               -------------------------------
                       Net increase (decrease) in net assets derived from
                        capital transactions ..............................................      (82,520,434)      135,578,437
                                                                                               -------------------------------
==============================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ............................      (42,805,699)      166,458,842
                       Beginning of year ..................................................      883,026,885       716,568,043
                                                                                               -------------------------------
                       End of year ........................................................    $ 840,221,186     $ 883,026,885
                                                                                               ===============================

   See Notes to Financial Statements.


22      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Financial Highlights                          Master Aggregate Bond Index Series

                                                                                  For the Year Ended December 31,
The following ratios have been derived                           ------------------------------------------------------------------
from information provided in the financial statements.            2004           2003           2002           2001          2000
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Total investment return ..............       4.58%          3.92%         10.13%          8.07%           --
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................        .06%           .06%           .08%           .13%          .14%
                                                                ===================================================================
                       Investment income--net ...............       4.13%          4.22%          5.37%          5.93%         6.62%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $840,221       $883,027       $716,568       $466,151      $308,345
                                                                ===================================================================
                       Portfolio turnover ...................     159.44%        136.76%        112.18%        144.23%        43.24%
                                                                ===================================================================

* Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       23

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                 Master Aggregate Bond Index Series

1. Significant Accounting Policies:

Master Aggregate Bond Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Series from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Series, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net asset value of the Series' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


24      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Notes to Financial Statements (continued)     Master Aggregate Bond Index Series

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Series may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Series amortizes all premiums and discounts on debt securities.

(e) Dollar rolls -- The Series may sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(f) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investments, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       25

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)     Master Aggregate Bond Index Series

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of December 31, 2004, the Series lent securities with a value of $9,839,430 to MLPF&S or its affiliates. Pursuant to that order, the Series also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $60,677 in securities lending agent fees.

For the year ended December 31, 2004, the Series reimbursed FAM $18,523 for certain accounting services.

Merrill Lynch Trust Company ("MLTC"), a wholly-owned subsidiary of ML & Co., is the Series' custodian.

Certain officers and/or trustees of the Series are officers and/or directors of FAM, PSI, MLTC, and/or ML & Co.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2004 were $1,438,310,520 and $1,403,573,816, respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


26      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Report of Independent Registered Public Accounting Firm

                                              Master Aggregate Bond Index Series

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master Aggregate Bond Index Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Aggregate Bond Index Series of the Quantitative Master Series Trust as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 2005


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       27

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch Invest-   124 Funds       None
Glenn*      Princeton, NJ  and          present  ment Managers, L.P. ("MLIM")/Fund Asset               163 Portfolios
            08543-9011     Director/             Management, L.P. ("FAM")-advised funds since
            Age: 64        Trustee               1999; Chairman (Americas Region) of MLIM from
                                                 2000 to 2002; Executive Vice President of MLIM
                                                 and FAM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director of
                                                 Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  General Partner of The Burton Partnership, Limited    23 Funds        ITC Delta-
Burton      Princeton, NJ  Trustee      present  Partnership (an investment Partnership) since 1979;   42 Portfolios   Com, Inc.,
            08543-9095                           Managing General Partner of the South Atlantic                        Knology,
            Age: 60                              Venture Funds since 1983; Member of the Investment                    Inc.,
                                                 Advisory Committee of the Florida State Board of                      Symbion, Inc.
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Director/    2000 to  James R. Williston Professor of Investment            24 Funds        Cambridge
Crum        Princeton, NJ  Trustee      present  Management Emeritus, Harvard Business                 43 Portfolios   Bancorp
            08543-9095                           School since 1996; James R. Williston Professor
            Age: 72                              of Investment Management, Harvard Business
                                                 School from 1971 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director/    2000 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ  Trustee      present  School of Business, Columbia University since 1998.   42 Portfolios
Hodrick     08543-9095
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments from 1993          23 Funds        None
Walsh       Princeton, NJ  Trustee      present  to 2003 and employed in various capacities            42 Portfolios
            08543-9095                           therewith from 1973 to 1992; Director, The National
            Age: 63                              Audubon Society since 1998; Director, The American
                                                 Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    2000 to  Managing Director of FGW Advisors, Inc. since 1997;   23 Funds        Watson
Weiss       Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Devel-       42 Portfolios   Pharma
            08543-9095                           opment of Warner Lambert Co. from 1979 to 1997;                       ceuticals,
            Age: 63                              Director of the Michael J. Fox Foundation for                         Inc.
                                                 Parkinson's Research since 2000; Director of
                                                 BTG International Plc (a global technology
                                                 commercialization company) since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


28      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Officers and Directors/Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since
Doll, Jr.   Princeton, NJ  President    present  2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President
            08543-9011                           from 1999 to 2001; President and Director of Princeton Services, Inc. since 2001;
            Age: 50                              President of Princeton Administrators, L.P. since 2001; Chief Investment Officer of
                                                 Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey B.  P.O. Box 9011  Vice         1999 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Hewson      Princeton, NJ  President    present  1994 to 2000.
            08543-9011
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Secretary of MLIM, FAM, FAMD and Princeton Services since 2004; Director (Legal
Pellegrino  Princeton, NJ               present  Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney
            08543-9011                           associated with MLIM since 1997.
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director/Trustee and M. Colyer Crum, Director/ Trustee of Merrill Lynch Index Funds, Inc. and Quantitative Master Series Trust retired. The Fund's/Trust's Board of Directors/Trustees wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Executive Officer of the Fund and the Trust.
--------------------------------------------------------------------------------


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       29

[LOGO] Merrill Lynch Investment Managers

Portfolio Information

The quality ratings of securities in the Series as of December 31, 2004 were as follows:

================================================================================
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................                    76.2%
AA/Aa .................................................                     4.6
A/A ...................................................                     8.2
BBB/Baa ...............................................                     7.8
Other* ................................................                     3.2
--------------------------------------------------------------------------------
*     Includes investments in short-term securities.


30      MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must regis-ter your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND       DECEMBER 31, 2004       31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                               #Index 1 -- 12/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004), (5) David H. Walsh and (6) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

         Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc.

         (a) Audit Fees -         Fiscal Year Ending December 31, 2004 - $6,200
                                  Fiscal Year Ending December 31, 2003 - $6,000

         Master Aggregate Bond Index Series of Quantitative Master Series Trust

         (a) Audit Fees -         Fiscal Year Ending December 31, 2004 - $40,500
                                  Fiscal Year Ending December 31, 2003 - $40,000

         Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc.

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         Master Aggregate Bond Index Series of Quantitative Master Series Trust

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $12,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc.

         (c) Tax Fees -           Fiscal Year Ending December 31, 2004 - $5,200
                                  Fiscal Year Ending December 31, 2003 - $8,900

         The nature of the services include tax compliance, tax advice and tax planning.

         Master Aggregate Bond Index Series of Quantitative Master Series Trust

         (c) Tax Fees -           Fiscal Year Ending December 31, 2004 - $20,000
                                  Fiscal Year Ending December 31, 2003 - $15,000

         The nature of the services include tax compliance, tax advice and tax planning.

         Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         Master Aggregate Bond Index Series of Quantitative Master Series Trust

         (d) All Other Fees -     Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2004 - $11,926,355
             Fiscal Year Ending December 31, 2003 - $18,621,495

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master Aggregate Bond Index Series (the "Series"), one of the portfolios constituting the Quantitative Master Series Trust (the "Trust") as of December 31, 2004, and for the year then ended and have issued our report thereon dated February , 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments (the "Schedule") as of December 31, 2004 appearing in
Item 6 of this Form N-CSR. This Schedule is the responsibility of the Trust's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

February 23, 2005

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2004                (in U.S. dollars)

                                                          Face  Interest             Maturity
                      Issue                             Amount      Rate             Date(s)                                   Value
------------------------------------------------------------------------------------------------------------------------------------
Government &          Fannie Mae                   $ 8,625,000     3.875 %           3/15/2005                        $    8,648,124
Agency Obligations -                                15,790,000      5.25             6/15/2006                            16,255,694
34.8%                                               31,785,000     2.625            11/15/2006                            31,439,497
                                                    30,155,000      5.75             2/15/2008                            32,120,865
                                                    11,260,000      2.50           6/15/2008 (d)                          10,861,970
                                                    14,880,000     6.625             9/15/2009                            16,614,621
                                                    29,055,000     6.625            11/15/2010                            32,835,404
                                                     3,970,000     4.376             3/15/2013                             3,959,138
                                                     1,000,000     4.625            10/15/2014                             1,000,751
                                                     1,340,000      7.25             5/15/2030                             1,713,223
                      --------------------------------------------------------------------------------------------------------------
                      Freddie Mac                    1,245,000      7.18             6/27/2006                             1,318,565
                                                     7,640,000     4.875             3/15/2007                             7,888,361
                                                     2,000,000      5.75             4/15/2008                             2,135,698
                                                     1,240,000     6.625             9/15/2009                             1,386,743
                                                     8,750,000     4.875           11/15/2013 (d)                          8,997,817
                                                     8,655,000      6.75             9/15/2029                            10,466,673
                                                     1,845,000      6.25             7/15/2032                             2,116,554
                      --------------------------------------------------------------------------------------------------------------
                      Tennessee Valley Authority     1,390,000      6.25            12/15/2017                             1,567,261
                      --------------------------------------------------------------------------------------------------------------
                      U.S. Treasury Bonds              185,000      5.75             8/15/2010                               203,681
                                                     6,390,000      4.00            11/15/2012                             6,379,265
                                                    14,665,000      8.75             5/15/2017                            20,548,759
                                                     8,370,000      8.50             2/15/2020                            11,812,815
                                                     6,080,000     8.125             8/15/2021                             8,418,423
                                                     7,340,000      6.25             8/15/2023                             8,593,246
                                                     3,075,000     6.375             8/15/2027                             3,692,402
                                                       220,000     5.375             2/15/2031                               237,892
                      --------------------------------------------------------------------------------------------------------------
                      U.S. Treasury Notes           27,135,000      5.75            11/15/2005                            27,830,334
                                                     2,790,000     5.875            11/15/2005                             2,864,220
                                                     7,645,000      3.00            11/15/2007                             7,597,815
                                                     2,865,000     3.625             5/15/2013                             2,776,251
                      --------------------------------------------------------------------------------------------------------------
                                                   Total Government & Agency Obligations
                                                   (Cost - $286,607,376) - 34.8%                                         292,282,062
------------------------------------------------------------------------------------------------------------------------------------
Government Agency     Fannie Mae Guaranteed            750,278      5.50       6/01/2011 - 2/01/2019                         776,346
Mortgage-Backed       Pass-Through Certificates        972,361      6.00       2/01/2013 - 6/01/2015                       1,020,898
Obligations* - 36.4%                                   687,187      6.50       1/01/2013 - 5/01/2016                         729,289
                                                     1,418,268      6.50      12/01/2025 - 1/01/2030                       1,490,333
                                                       473,590      7.00       4/01/2027 - 3/01/2031                         502,865
                                                       412,687      7.50      10/01/2027 - 5/01/2032                         442,453
                                                        16,334      8.00             9/01/2015                                17,372
                                                       376,526      8.00      11/01/2029 - 9/01/2031                         408,527
                                                        33,446      8.50       5/01/2030 - 1/01/2031                          36,423
                                                        74,350      9.50             7/01/2017                                83,772
                                                        36,232     10.00      10/01/2018 - 5/01/2022                          40,205
                                                        15,755     10.50            12/01/2016                                17,310
                      --------------------------------------------------------------------------------------------------------------
                      Freddie Mac Mortgage           8,208,310      4.00     5/01/2019 - 1/01/2020 (g)                     8,029,893
                      Participation Certificates    31,173,272      4.50     2/01/2011 - 7/01/2019 (g)                    31,153,431
                                                     2,180,274      4.50     4/01/2034 - 6/01/2034                         2,107,086
                                                    26,954,308      5.00     11/01/2017 - 2/15/2020 (g)                   27,392,429
                                                    47,631,658      5.00       4/01/2034 - 6/01/2034                      47,332,518
                                                     8,821,027      5.50     8/01/2017 - 1/15/2020 (g)                     9,121,146
                                                    68,601,000      5.50            2/15/2035 (g)                         69,501,388
                                                     4,268,193      6.00       4/01/2016 - 10/01/2017                      4,470,819
                                                    38,367,128      6.00       6/01/2033 - 9/01/2034                      39,651,831
                                                       901,258      6.50       4/01/2015 - 5/01/2017                         954,407
                                                    16,322,441      6.50       1/01/2026 - 9/01/2032                      17,141,085
                                                       637,281      7.00       1/01/2011 - 7/01/2017                         675,557
                                                     5,456,996      7.00       1/01/2020 - 11/01/2032                      5,787,258
                                                       216,940      7.50       5/01/2007 - 4/01/2016                         229,836
                                                     1,181,218      7.50       1/01/2023 - 9/01/2032                       1,267,173
                                                       518,054      8.00      11/01/2024 - 3/01/2032                         562,529
                                                        70,273      8.50       5/01/2028 - 8/01/2030                          76,971
                                                        16,149      9.00             9/01/2014                                17,730
                                                       219,899      9.50             2/01/2019                               246,301
                                                        65,615     10.00       3/01/2010 - 9/01/2017                          71,230
                                                        52,060     10.50             4/01/2016                                56,784
                                                        15,049     11.00       9/01/2016 - 3/01/2018                          16,716
                                                         7,044     11.50             8/01/2015                                 7,836
                                                        31,757     12.50             2/01/2014                                35,979
                      --------------------------------------------------------------------------------------------------------------
                      Ginnie Mae MBS Certificates    4,520,000      4.50            2/15/2035 (g)                          4,397,110
                                                     5,600,000      5.00            1/15/2035 (g)                          5,598,253
                                                    12,237,890      5.50     8/15/2033 - 1/15/2035 (g)                    12,508,277
                                                     3,771,114      6.00       4/20/2026 - 4/15/2033                       3,911,765
                                                        69,354      6.50       2/15/2014 - 5/15/2014                          73,983
                                                     3,646,415      6.50       4/15/2026 - 5/15/2032                       3,842,551
                                                        31,303      7.00             4/15/2013                                33,355
                                                     1,925,610      7.00       7/15/2027 - 10/15/2031                      2,048,296
                                                       858,483      7.50       3/15/2024 - 3/15/2032                         923,067
                                                       413,989      8.00      12/15/2022 - 6/15/2031                         450,549
                                                       120,104      8.50      11/15/2017 - 3/15/2031                         131,440
                                                       143,986      9.00       4/15/2018 - 11/15/2024                        161,491
                                                        12,893      9.50             9/15/2021                                14,559
                      --------------------------------------------------------------------------------------------------------------
                                                   Total Government Agency Mortgage-Backed Obligations
                                                   (Cost - $303,424,913) - 36.4%                                         305,568,422
                      --------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)

-----------------------------------------------------------------------------------------------------------------------------------
                                     Face
                                   Amount             Non-Government Agency Mortgage-Backed Securities*                       Value
-----------------------------------------------------------------------------------------------------------------------------------
Commercial                   $ 19,190,206  CS First Boston Mortgage Securities Corp. Series 2004-FL1A Class A,
Mortgage-Backed                            2.70% due 5/15/2014 (a)(c)                                                 $  19,206,126
Securities - 11.2%             20,000,000  Greenwich Capital Commercial Funding Corp. Series 2004-FL2A Class A2,
                                           2.58% due 11/05/2019 (c)                                                      20,006,250
                               20,000,000  JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-FL1A
                                           Class A2, 2.587% due 4/16/2019 (c)                                            20,032,280
                               20,000,000  Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA
                                           Class A2, 2.65% due 10/15/2017 (a)(c)                                         20,044,622
                               15,000,000  Wachovia Bank Commercial Mortgage Trust Series 2004-WL4A Class A2,
                                           2.65% due 10/15/2015 (a)(c)                                                   15,021,051
-----------------------------------------------------------------------------------------------------------------------------------
                                           Total Non-Government Agency Mortgage-Backed Securities                        94,310,329
                                           (Cost - $94,190,206) - 11.2%
-----------------------------------------------------------------------------------------------------------------------------------

Industry+                                                 Fixed Income Securities
-----------------------------------------------------------------------------------------------------------------------------------
Banking - 2.7%                    525,000  BB&T Corp., 6.50% due 8/01/2011                                                  585,595
                                           Bank One Corp.:
                                  830,000      6.875% due 8/01/2006                                                         875,848
                                  378,000      8% due 4/29/2027                                                             480,735
                                           Bank of America Corp.:
                                2,200,000      5.875% due 2/15/2009                                                       2,361,841
                                  113,000      6.60% due 5/15/2010                                                          125,498
                                  410,000      4.875% due 9/15/2012                                                         418,715
                                  350,000      4.875% due 1/15/2013                                                         356,081
                                  365,000  The Bank of New York Co., Inc., 5.20% due 7/01/2007                              379,475
                                   90,000  Citicorp, 6.375% due 11/15/2008                                                   97,981
                                  665,000  Comerica, Inc., 4.80% due 5/01/2015                                              650,675
                                  460,000  Deutsche Bank Financial, Inc., 7.50% due 4/25/2009                               522,397
                                  300,000  FirstBank Puerto Rico, 7.625% due 12/20/2005                                     306,457
                                  700,000  FleetBoston Financial Corp., 4.20% due 11/30/2007                                712,186
                                  230,000  Golden West Financial Corp., 4.75% due 10/01/2012                                231,094
                                  765,000  HSBC Holdings Plc, 7.50% due 7/15/2009                                           872,394
                                  600,000  KfW - Kreditanstalt fuer Wiederaufbau, 4.125% due 10/15/2014                     586,029
                                  395,000  M&I Marshall & Ilsley Bank, 4.125% due 9/04/2007                                 402,556
                                  500,000  M&T Bank Corp., 3.85% due 4/01/2013 (c)                                          494,771
                                           MBNA America Bank NA:
                                   25,000      7.75% due 9/15/2005                                                           25,763
                                  110,000      6.50% due 6/20/2006                                                          114,794
                                  675,000      7.125% due 11/15/2012                                                        767,815
                                  500,000  Mellon Funding Corp., 5% due 12/01/2014                                          505,558
                                  295,000  National City Bank of Indiana, 4% due 9/28/2007                                  298,328
                                  350,000  Old Regions Financial Corp., 6.375% due 5/15/2012                                385,861
                                  200,000  Popular North America, Inc., 4.70% due 6/30/2009                                 203,927
                                1,065,000  Royal Bank of Scotland Group Plc, 5.05% due 1/08/2015                          1,076,434
                                  450,000  Sovereign Bank, 5.125% due 3/15/2013                                             450,502
                                  400,000  Synovus Financial Corp., 4.875% due 2/15/2013                                    399,251
                                  485,000  US Bancorp, 5.10% due 7/15/2007                                                  501,627
                                  500,000  US Bank NA, 6.30% due 2/04/2014                                                  554,458
                                  400,000  UnionBanCal Corp., 5.25% due 12/16/2013                                          405,401
                                  525,000  Wachovia Bank NA, 4.85% due 7/30/2007                                            544,384
                                           Wachovia Corp.:
                                  195,000      5.625% due 12/15/2008                                                        207,493
                                1,770,000      3.625% due 2/17/2009                                                       1,749,622
                                  275,000  Washington Mutual Bank FA, 5.125% due 1/15/2015                                  273,132
                                  145,000  Washington Mutual Financial Corp., 6.875% due 5/15/2011                          164,413
                                           Washington Mutual, Inc.:
                                  600,000      7.50% due 8/15/2006                                                          637,409
                                   90,000      8.25% due 4/01/2010                                                          105,294
                                           Wells Fargo & Co.:
                                  400,000      5.125% due 2/15/2007                                                         413,788
                                1,200,000      3.125% due 4/01/2009                                                       1,163,062
                                  450,000  Wells Fargo Bank NA, 6.45% due 2/01/2011                                         500,429
                                  350,000  Westpac Banking Corp., 4.625% due 6/01/2018                                      329,121
                                                                                                                      -------------
                                                                                                                         22,238,194
-----------------------------------------------------------------------------------------------------------------------------------
Financial                         400,000 AXA Financial, Inc., 7.75% due 8/01/2010                                          466,330
Services - 3.9%                   330,000 Ace INA Holdings, Inc., 8.30% due 8/15/2006                                       352,784
                                           The Allstate Corp.:
                                  250,000      5.375% due 12/01/2006                                                        258,252
                                  350,000      5% due 8/15/2014                                                             352,289
                                  295,000  American Express Co., 6.875% due 11/01/2005                                      303,824
                                  325,000  American General Corp., 7.50% due 7/15/2025                                      399,067
                                  235,000  American General Finance Corp., 5.875% due 7/14/2006                             243,654
                                  215,000  AvalonBay Communities, Inc., 6.625% due 9/15/2011                                237,946
                                           The Bear Stearns Cos., Inc.:
                                  125,000      7.625% due 2/01/2005                                                         125,445
                                  250,000      6.875% due 10/01/2005                                                        256,985
                                1,100,000      3.25% due 3/25/2009                                                        1,068,094
                                           CIT Group, Inc.:
                                  450,000      6.50% due 2/07/2006                                                          465,817
                                  300,000      5% due 2/13/2014                                                             299,508
                                           Capital One Bank:
                                  570,000      6.875% due 2/01/2006                                                         591,307
                                  600,000      4.875% due 5/15/2008                                                         616,211

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)

-----------------------------------------------------------------------------------------------------------------------------------
Industry+                            Face
                                   Amount                 Fixed Income Securities                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services                         CitiFinancial:
(concluded)                   $   500,000      6.75% due 7/01/2007                                                    $     538,246
                                  450,000      10% due 5/15/2009                                                            553,677
                                           Citigroup, Inc.:
                                1,000,000      5.75% due 5/10/2006                                                        1,032,656
                                  125,000      6.50% due 1/18/2011                                                          139,582
                                  666,000      5% due 9/15/2014 (a)                                                         669,213
                                  740,000      6.625% due 6/15/2032                                                         828,807
                                  740,000  Countrywide Home Loans, Inc., 5.625% due 7/15/2009                               783,898
                                           Credit Suisse First Boston USA, Inc.:
                                1,000,000      5.875% due 8/01/2006                                                       1,039,311
                                  775,000      5.75% due 4/15/2007                                                          812,319
                                  250,000      4.625% due 1/15/2008                                                         256,175
                                  800,000      6.50% due 1/15/2012                                                          890,386
                                  530,000  Developers Diversified Realty Corp., 6.625% due 1/15/2008                        564,769
                                           EOP Operating LP:
                                  200,000      6.75% due 2/15/2012                                                          222,639
                                  145,000      7.25% due 6/15/2028                                                          164,265
                                   25,000      7.50% due 4/19/2029                                                           28,979
                                           Goldman Sachs Group, Inc.:
                                   70,000      4.125% due 1/15/2008                                                          70,880
                                1,000,000      3.875% due 1/15/2009                                                         997,735
                                1,625,000      6.60% due 1/15/2012                                                        1,813,563
                                  800,000      5.25% due 4/01/2013                                                          820,363
                                  405,000      6.125% due 2/15/2033                                                         420,743
                                  300,000  Hartford Life, Inc., 7.375% due 3/01/2031                                        358,119
                                  200,000  Infinity Property & Casualty Corp. Series B, 5.50% due 2/18/2014                 197,592
                                           International Lease Finance Corp.:
                                  650,000      4.375% due 12/15/2005                                                        656,214
                                  386,000      5.625% due 6/01/2007                                                         403,321
                                           JPMorgan Chase & Co.:
                                  200,000      5.625% due 8/15/2006                                                         207,198
                                  400,000      3.50% due 3/15/2009                                                          391,908
                                1,445,000      6.625% due 3/15/2012                                                       1,617,413
                                  400,000      5.125% due 9/15/2014                                                         402,624
                                  275,000  John Hancock Financial Services, Inc., 5.625% due 12/01/2008                     292,074
                                           Lehman Brothers Holdings, Inc.:
                                  450,000      6.25% due 5/15/2006                                                          468,331
                                  600,000      7% due 2/01/2008                                                             655,553
                                  245,000      7.875% due 8/15/2010                                                         287,567
                                  725,000      6.625% due 1/18/2012                                                         810,686
                                  275,000  Liberty Property-LP, 7.25% due 3/15/2011                                         311,189
                                  175,000  Marsh & McLennan Cos., Inc., 6.25% due 3/15/2012                                 183,124
                                  150,000  Metlife, Inc., 6.125% due 12/01/2011                                             163,017
                                           Morgan Stanley:
                                1,060,000      5.80% due 4/01/2007                                                        1,111,275
                                  845,000      6.60% due 4/01/2012                                                          942,443
                                1,250,000      4.75% due 4/01/2014                                                        1,218,010
                                  145,000  New York Life Insurance Co., 5.875% due 5/15/2033 (a)                            150,023
                                  750,000  Old Duke Realty LP, 5.25% due 1/15/2010                                          774,436
                                  265,000  Principal Life Global Funding I, 6.25% due 2/15/2012 (a)                         289,675
                                  425,000  The Progressive Corp., 6.25% due 12/01/2032                                      455,617
                                1,000,000  SLM Corp., 5.375% due 5/15/2014                                                1,032,731
                                  150,000  SunAmerica, Inc., 5.60% due 7/31/2097                                            142,545
                                  500,000  Travelers Property Casualty Corp., 6.375% due 3/15/2033                          513,560
                                  240,000  Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (a)                          238,847
                                                                                                                      -------------
                                                                                                                         32,960,811
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services -                       HSBC Finance Corp.:
Consumer - 0.5%                 2,015,000      5.875% due 2/01/2009                                                       2,153,203
                                  750,000      7% due 5/15/2012                                                             856,483
                                  350,000      4.75% due 7/15/2013                                                          347,287
                                  500,000  Monumental Global Funding II, 4.375% due 7/30/2009 (a)                           502,101
                                   60,000  Western & Southern Financial Group, Inc., 5.75% due 7/15/2033(a)                  59,089
                                                                                                                      -------------
                                                                                                                          3,918,163
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Government              2,240,000  Canada Government International Bond, 5.25% due 11/05/2008                     2,368,081
Obligations - 2.3%                500,000  China Government International Bond, 7.30% due 12/15/2008                        562,223
                                1,120,000  Finland Government International Bond, 5.875% due 2/27/2006                    1,156,873
                                           Italy Government International Bond:
                                  900,000      5.25% due 4/05/2006                                                          924,954
                                1,050,000      4.375% due 10/25/2006                                                      1,068,216
                                  450,000      6% due 2/22/2011                                                             492,668
                                  900,000      6.875% due 9/27/2023                                                       1,072,445
                                           Mexico Government International Bond:
                                1,920,000      9.875% due 2/01/2010                                                       2,359,680
                                2,625,000      6.375% due 1/16/2013                                                       2,795,625
                                1,025,000  Petroleos Mexicanos, 8.85% due 9/15/2007                                       1,151,587
                                  445,000  Province of British Columbia, 4.625% due 10/03/2006                              455,549
                                1,120,000  Province of Manitoba, 5.50% due 10/01/2008                                     1,185,430
                                3,000,000  Province of Ontario, 6% due 2/21/2006                                          3,094,041
                                  625,000  Province of Quebec, 7.50% due 9/15/2029                                          812,657
                                                                                                                      -------------
                                                                                                                         19,500,029
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)

-----------------------------------------------------------------------------------------------------------------------------------
Industry+                            Face
                                   Amount                 Fixed Income Securities                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Industrial - Consumer         $    60,000  Albertson's, Inc., 7.50% due 2/15/2011                                     $      69,491
Goods - 1.3%                               Anheuser-Busch Cos., Inc.:
                                  160,000      5.95% due 1/15/2033                                                          172,633
                                  140,000      6% due 11/01/2041                                                            148,450
                                  600,000  Campbell Soup Co., 4.875% due 10/01/2013                                         608,699
                                  200,000  Cia Brasileira de Bebidas, 8.75% due 9/15/2013                                   233,000
                                  490,000  Clorox Co., 4.20% due 1/15/2010 (a)                                              492,486
                                  470,000  Coca-Cola Enterprises, Inc., 6.75% due 9/15/2028                                 543,108
                                           ConAgra Foods, Inc.:
                                  200,000      7% due 10/01/2028                                                            232,707
                                  370,000      8.25% due 9/15/2030                                                          492,099
                                  140,000  Diageo Capital Plc, 3.50% due 11/19/2007                                         139,534
                                  500,000  The Dial Corp., 6.50% due 9/15/2008                                              540,654
                                  500,000  Fortune Brands, Inc., 2.875% due 12/01/2006                                      495,315
                                1,432,000  Kellogg Co. Series B, 6% due 4/01/2006                                         1,476,422
                                  294,000  Kimberly-Clark Corp., 7.10% due 8/01/2007                                        320,513
                                           Kraft Foods, Inc.:
                                  225,000      4.625% due 11/01/2006                                                        229,639
                                  260,000      5.625% due 11/01/2011                                                        275,325
                                           The Kroger Co.:
                                  160,000      7.625% due 9/15/2006                                                         170,662
                                  250,000      7.50% due 4/01/2031                                                          298,837
                                   85,000      Series B, 7.70% due 6/01/2029                                                102,513
                                  500,000  Miller Brewing Co., 5.50% due 8/15/2013 (a)                                      522,623
                                  155,000  Pepsi Bottling Group, Inc. Series B, 7% due 3/01/2029                            186,801
                                   92,000  Pepsi Bottling Holdings, Inc., 5.625% due 2/17/2009 (a)                           98,082
                                  180,000  Procter & Gamble Co., 4.95% due 8/15/2014                                        184,050
                                  300,000  Safeway, Inc., 6.15% due 3/01/2006                                               309,439
                                  290,000  Sappi Papier Holding AG, 6.75% due 6/15/2012 (a)                                 322,222
                                  520,000  Sara Lee Corp., 6.25% due 9/15/2011                                              576,178
                                           Sealed Air Corp.:
                                  200,000      5.375% due 4/15/2008                                                         207,802
                                  135,000      6.95% due 5/15/2009 (a)                                                      147,613
                                  700,000  Staples, Inc., 7.125% due 8/15/2007                                              753,366
                                  390,000  Supervalu, Inc., 7.50% due 5/15/2012                                             455,195
                                                                                                                      -------------
                                                                                                                         10,805,458
-----------------------------------------------------------------------------------------------------------------------------------
Industrial -                               Anadarko Finance Co. Series B:
Energy - 1.1%                     390,000      6.75% due 5/01/2011                                                          439,225
                                   60,000      7.50% due 5/01/2031                                                           74,337
                                  190,000  Apache Corp., 7.625% due 7/01/2019                                               235,378
                                  390,000  Atlantic Richfield Co., 5.90% due 4/15/2009                                      420,573
                                  150,000  Atmos Energy Corp., 5.125% due 1/15/2013                                         152,844
                                  330,000  Chevron Phillips Chemical Co. LLC, 5.375% due 6/15/2007                          342,068
                                  165,000  ChevronTexaco Capital Co., 3.375% due 2/15/2008                                  164,240
                                  125,000  Colonial Pipeline Co., 7.63% due 4/15/2032 (a)                                   161,011
                                  420,000  ConocoPhillips, 4.75% due 10/15/2012                                             428,224
                                  505,000  ConocoPhillips Holding Co., 6.95% due 4/15/2029                                  596,332
                                   75,000  Consolidated Natural Gas Co. Series C, 6.25% due 11/01/2011                       82,322
                                           Duke Energy Corp.:
                                  400,000      3.75% due 3/05/2008                                                          399,546
                                1,150,000      6.25% due 1/15/2012                                                        1,253,679
                                  300,000  Halliburton Co., 3.45% due 1/26/2007 (a)(c)                                      300,108
                                  600,000  Kinder Morgan Energy Partners LP, 6.75% due 3/15/2011                            669,858
                                  475,000  Kinder Morgan, Inc., 6.50% due 9/01/2012                                         522,108
                                  350,000  Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                                  360,442
                                  100,000  Murphy Oil Corp., 6.375% due 5/01/2012                                           109,662
                                  225,000  Nabors Industries, Inc., 5.375% due 8/15/2012                                    235,172
                                  480,000  Nisource Finance Corp., 7.625% due 11/15/2005                                    497,485
                                  745,000  Ocean Energy, Inc., 7.25% due 10/01/2011                                         849,095
                                  500,000  Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007                        489,587
                                  300,000  Valero Energy Corp., 6.875% due 4/15/2012                                        340,273
                                  500,000  XTO Energy, Inc., 4.90% due 2/01/2014                                            498,895
                                                                                                                      -------------
                                                                                                                          9,622,464
-----------------------------------------------------------------------------------------------------------------------------------
Industrial -                      340,000  Alcan, Inc., 6.45% due 3/15/2011                                                 378,011
Manufacturing - 3.0%              150,000  Alcoa, Inc., 6% due 1/15/2012                                                    163,862
                                  320,000  Baxter International, Inc., 4.625% due 3/15/2015                                 308,259
                                  360,000  Black & Decker Corp., 4.75% due 11/01/2014 (a)                                   354,420
                                           Caterpillar Financial Services Corp.:
                                  265,000      4.875% due 6/15/2007                                                         273,173
                                  300,000      4.60% due 1/15/2014                                                          296,429
                                  390,000  Centex Corp., 7.875% due 2/01/2011                                               455,559
                                  250,000  Cooper Industries, Inc., 5.50% due 11/01/2009                                    264,478
                                           DaimlerChrysler NA Holding Corp.:
                                  930,000      6.40% due 5/15/2006                                                          967,472
                                  280,000      7.30% due 1/15/2012                                                          317,871
                                  600,000      8.50% due 1/18/2031                                                          749,671
                                  720,000  Deere & Co., 7.85% due 5/15/2010                                                 843,065
                                  270,000  Domtar, Inc., 7.875% due 10/15/2011                                              311,597
                                  335,000  Emerson Electric Co., 7.875% due 6/01/2005                                       342,018
                                2,105,000  Ford Motor Co., 7.45% due 7/16/2031                                            2,117,078

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)

-----------------------------------------------------------------------------------------------------------------------------------
Industry+                            Face
                                   Amount                 Fixed Income Securities                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Industrial - Manufacturing                 Ford Motor Credit Co.:
(concluded)                   $   400,000      7.375% due 10/28/2009                                                  $     431,467
                                  500,000      7% due 10/01/2013                                                            530,066
                                2,205,000  General Electric Capital Corp., 6.75% due 3/15/2032                            2,580,842
                                  325,000  General Electric Co., 5% due 2/01/2013                                           333,439
                                           General Motors Acceptance Corp.:
                                  500,000      6.125% due 9/15/2006                                                         512,591
                                  500,000      5.125% due 5/09/2008                                                         499,214
                                  472,000      7.75% due 1/19/2010                                                          506,605
                                  885,000      7% due 2/01/2012                                                             911,853
                                1,653,000      8% due 11/01/2031                                                          1,699,094
                                  355,000  Hanson Australia Funding Ltd., 5.25% due 3/15/2013                               361,669
                                  150,000  Harley-Davidson, Inc., 3.625% due 12/15/2008 (a)                                 148,848
                                  515,000  Honeywell International, Inc., 6.125% due 11/01/2011                             567,234
                                           International Business Machines Corp.:
                                  395,000      6.45% due 8/01/2007                                                          422,447
                                  200,000      4.75% due 11/29/2012                                                         204,215
                                  450,000      5.875% due 11/29/2032                                                        475,895
                                  400,000  Johnson Controls, Inc., 4.875% due 9/15/2013                                     405,206
                                  116,000  Kern River Funding Corp., 4.893% due 4/30/2018 (a)                               118,094
                                  125,000  Lear Corp., 5.75% due 8/01/2014 (a)                                              126,184
                                  200,000  Lennar Corp., 5.95% due 3/01/2013                                                211,800
                                  450,000  Lockheed Martin Corp., 8.50% due 12/01/2029                                      615,724
                                  100,000  MDC Holdings, Inc., 5.50% due 5/15/2013                                          101,532
                                  325,000  Martin Marietta Corp., 7.375% due 4/15/2013                                      381,217
                                   45,000  Masco Corp., 6.50% due 8/15/2032                                                  49,439
                                           Newell Rubbermaid, Inc.:
                                  250,000      4.625% due 12/15/2009                                                        252,357
                                  300,000      4% due 5/01/2010                                                             291,121
                                  385,000  Pitney Bowes, Inc., 4.75% due 5/15/2018                                          373,490
                                  110,000  Pulte Homes, Inc., 7.875% due 8/01/2011                                          127,609
                                           Raytheon Co.:
                                   21,000      6.15% due 11/01/2008                                                          22,578
                                  200,000      8.30% due 3/01/2010                                                          236,999
                                  350,000      6.75% due 3/15/2018                                                          396,334
                                  150,000  Rockwell Collins, Inc., 4.75% due 12/01/2013                                     150,101
                                   75,000  The Stanley Works, 4.90% due 11/01/2012                                           76,291
                                  870,000  Textron Financial Corp., 2.75% due 6/01/2006                                     859,550
                                  325,000  Toll Brothers Finance Corp., 6.875% due 11/15/2012                               362,225
                                           Tyco International Group SA:
                                  300,000      6.125% due 1/15/2009                                                         323,712
                                  600,000      6% due 11/15/2013                                                            653,677
                                           Weyerhaeuser Co.:
                                  442,000      5.95% due 11/01/2008                                                         473,321
                                  125,000      7.375% due 3/15/2032                                                         148,231
                                                                                                                      -------------
                                                                                                                         25,085,234
-----------------------------------------------------------------------------------------------------------------------------------
Industrial - Other - 1.9%         441,000  Abbott Laboratories, 5.625% due 7/01/2006                                        455,938
                                  275,000  Amgen, Inc., 4% due 11/18/2009 (a)                                               274,147
                                  285,000  Archer-Daniels-Midland Co., 5.935% due 10/01/2032                                301,666
                                  560,000  AstraZeneca Plc, 5.40% due 6/01/2014                                             588,759
                                  200,000  BRE Properties, 5.95% due 3/15/2007                                              208,407
                                  360,000  Barrick Gold Finance, Inc., 4.875% due 11/15/2014                                358,692
                                  125,000  Boston Scientific Corp., 5.45% due 6/15/2014                                     129,856
                                  830,000  Burlington Northern Santa Fe Corp., 6.75% due 7/15/2011                          938,327
                                  490,000  CSX Corp., 6.75% due 3/15/2011                                                   548,451
                                  400,000  Centerpoint Properties Trust, 4.75% due 8/01/2010                                403,154
                                           Continental Airlines, Inc.:
                                  540,000      Series 2002-1, 6.563% due 8/15/2013                                          574,102
                                  249,877      Series 2003-RJ, 7.875% due 7/02/2018                                         241,166
                                  480,000  The Dow Chemical Co., 5.75% due 11/15/2009                                       513,450
                                  290,000  Eli Lilly & Co., 7.125% due 6/01/2025                                            350,499
                                  540,000  General Dynamics Corp., 3% due 5/15/2008                                         527,885
                                  400,000  HRPT Properties Trust, 5.75% due 2/15/2014                                       410,811
                                  500,000  Harris Corp., 6.35% due 2/01/2028                                                529,273
                                  700,000  ICI North America, 8.875% due 11/15/2006                                         764,102
                                  550,000  Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                                    537,260
                                1,800,000  J Paul Getty Trust Series 2003, 5.875% due 10/01/2033                          1,878,718
                                  235,000  New Plan Excel Realty Trust, 5.875% due 6/15/2007                                244,655
                                           Norfolk Southern Corp.:
                                  675,000      6.75% due 2/15/2011                                                          760,708
                                  220,000      7.25% due 2/15/2031                                                          263,927
                                  587,000  Northrop Grumman Corp., 7.125% due 2/15/2011                                     673,649
                                           Pfizer, Inc.:
                                  420,000      5.625% due 2/01/2006                                                         431,290
                                  500,000      4.50% due 2/15/2014                                                          494,460
                                           Praxair, Inc.:
                                  235,000      6.50% due 3/01/2008                                                          254,179
                                  135,000      6.375% due 4/01/2012                                                         150,718
                                   70,000      3.95% due 6/01/2013                                                           66,516
                                  240,000  Rohm & Haas Co., 7.40% due 7/15/2009                                             272,616
                                  200,000  Rock-Tenn Co., 5.625% due 3/15/2013                                              202,666

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)

-----------------------------------------------------------------------------------------------------------------------------------
Industry+                            Face
                                   Amount                 Fixed Income Securities                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Industrial - Other            $ 1,080,000  Union Pacific Corp., 5.75% due 10/15/2007                                  $   1,136,395
(concluded)                       455,000  United Technologies Corp., 6.35% due 3/01/2011                                   506,896
                                                                                                                      -------------
                                                                                                                          15,993,338
-----------------------------------------------------------------------------------------------------------------------------------
Industrial -                      600,000  Aramark Services, Inc., 6.375% due 2/15/2008                                     641,918
Services - 2.8%                   255,000  British Sky Broadcasting Plc, 8.20% due 7/15/2009                                294,758
                                  350,000  COX Communications, Inc., 7.125% due 10/01/2012                                  392,302
                                  200,000  CVS Corp., 4% due 9/15/2009                                                      199,060
                                           Carnival Corp.:
                                  380,000      3.75% due 11/15/2007                                                         380,448
                                  225,000      6.15% due 4/15/2008                                                          240,994
                                  300,000  Celulosa Arauco y Constitucion SA, 5.125% due 7/09/2013                          297,106
                                           Cendant Corp.:
                                  815,000      6.875% due 8/15/2006                                                         857,433
                                  300,000      7.375% due 1/15/2013                                                         347,050
                                  100,000  Clear Channel Communications, Inc., 7.25% due 10/15/2027                         110,438
                                  450,000  Comcast Cable Communications, 8.875% due 5/01/2017                               590,441
                                           Comcast Corp.:
                                  550,000      5.85% due 1/15/2010                                                          589,582
                                  570,000      7.05% due 3/15/2033                                                          652,210
                                           Federated Department Stores:
                                   25,000      6.625% due 9/01/2008                                                          27,216
                                  135,000      6.30% due 4/01/2009                                                          146,104
                                  270,000      6.625% due 4/01/2011                                                         301,889
                                  435,000  First Data Corp., 6.375% due 12/15/2007                                          468,466
                                  470,000  Fiserv, Inc., 4% due 4/15/2008                                                   471,582
                                  375,000  Gannett Co., Inc., 5.50% due 4/01/2007                                           390,937
                                  400,000  Harrah's Operating Co., Inc., 5.50% due 7/01/2010                                414,050
                                  335,000  Hewlett-Packard Co., 3.625% due 3/15/2008                                        333,348
                                  352,000  Historic TW, Inc., 6.875% due 6/15/2018                                          398,020
                                  200,000  IAC/InterActiveCorp, 7% due 1/15/2013                                            220,614
                                  235,000  Kohl's Corp., 6.30% due 3/01/2011                                                257,460
                                           Liberty Media Corp.:
                                  285,000      7.875% due 7/15/2009                                                         317,621
                                  330,000      5.70% due 5/15/2013                                                          327,445
                                  450,000  Limited Brands, Inc., 6.125% due 12/01/2012                                      480,510
                                           Lowe's Cos., Inc.:
                                  250,000      6.875% due 2/15/2028                                                         294,871
                                   65,000      6.50% due 3/15/2029                                                           73,631
                                           News America, Inc.:
                                  365,000      7.25% due 5/18/2018                                                          420,820
                                  340,000      7.28% due 6/30/2028                                                          388,559
                                  300,000  Norske Skogindustrier ASA, 6.125% due 10/15/2015 (a)                             310,938
                                  100,000  RLI Corp., 5.95% due 1/15/2014                                                    99,973
                                1,700,000  Reed Elsevier Capital, Inc., 6.125% due 8/01/2006                              1,762,587
                                   80,000  Science Applications International Corp., 5.50% due 7/01/2033                     76,889
                                           Target Corp.:
                                  888,000      10% due 1/01/2011                                                          1,132,145
                                  100,000      6.75% due 1/01/2028                                                          115,620
                                  200,000  Tele-Communications-TCI Group, 9.80% due 2/01/2012                               257,799
                                           The Thomson Corp.:
                                  345,000      5.75% due 2/01/2008                                                          363,341
                                  325,000      4.25% due 8/15/2009                                                          325,568
                                           Time Warner, Inc.:
                                1,510,000      6.875% due 5/01/2012                                                       1,719,673
                                  400,000      7.70% due 5/01/2032                                                          489,247
                                   90,000  United Parcel Service, Inc., 8.375% due 4/01/2020                                120,721
                                  200,000  Univision Communications, Inc., 7.85% due 7/15/2011                              235,971
                                1,000,000  Viacom, Inc., 5.625% due 5/01/2007                                             1,045,501
                                  350,000  WR Berkley Corp., 5.125% due 9/30/2010                                           353,888
                                1,235,000  Wal-Mart Stores, Inc., 6.875% due 8/10/2009                                    1,386,770
                                1,250,000  Waste Management, Inc., 7.375% due 8/01/2010                                   1,432,816
                                  600,000  Wyeth, 5.50% due 2/01/2014                                                       620,753
                                                                                                                      -------------
                                                                                                                         24,820,374
-----------------------------------------------------------------------------------------------------------------------------------
Utilities -                       825,000  AT&T Wireless Services, Inc., 8.75% due 3/01/2031                              1,112,358
Communications - 1.8%             315,000  Alltel Corp., 7% due 7/01/2012                                                   362,716
                                  900,000  Ameritech Capital Funding, 6.45% due 1/15/2018                                   978,402
                                           BellSouth Corp.:
                                  800,000      5% due 10/15/2006                                                            822,530
                                  964,000      6% due 10/15/2011                                                          1,050,703
                                  500,000      5.20% due 9/15/2014                                                          509,611
                                  170,000      6.55% due 6/15/2034                                                          185,240
                                1,295,000  British Telecommunications Plc, 8.375% due 12/15/2010                          1,555,112
                                  400,000  CenturyTel, Inc. Series L, 7.875% due 8/15/2012                                  470,726
                                           Deutsche Telekom International Finance BV:
                                  800,000      3.875% due 7/22/2008                                                         798,622
                                  384,000      5.25% due 7/22/2013                                                          394,985
                                  450,000      8.75% due 6/15/2030                                                          594,206
                                  400,000  France Telecom SA, 9.25% due 3/01/2031                                           542,237
                                           GTE Corp.:
                                1,100,000      6.84% due 4/15/2018                                                        1,216,967
                                  255,000      6.94% due 4/15/2028                                                          284,003
                                  790,000  Royal KPN NV, 8% due 10/01/2010                                                  932,468

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2004 (continued)    (in U.S. dollars)

-----------------------------------------------------------------------------------------------------------------------------------
Industry+                            Face
                                   Amount                 Fixed Income Securities                                             Value
-----------------------------------------------------------------------------------------------------------------------------------
Utilities - Communications                 Sprint Capital Corp.:
(concluded)                   $ 1,091,000      8.375% due 3/15/2012                                                   $   1,328,993
                                  400,000      8.75% due 3/15/2032                                                          532,924
                                  750,000  Telecom Italia Capital SA, 5.25% due 11/15/2013                                  758,051
                                  425,000  Verizon Global Funding Corp.,  7.375% due 9/01/2012                              500,134
                                   85,000  Verizon New York, Inc. Series A,  6.875% due 4/01/2012                            95,411
                                   80,000  Verizon Wireless Capital LLC,  5.375% due 12/15/2006                              82,864
                                                                                                                      -------------
                                                                                                                         15,109,263
-----------------------------------------------------------------------------------------------------------------------------------
Utilities - Electric &            200,000  AGL Capital Corp.,  4.45% due 4/15/2013                                          193,942
Gas - 1.3%                        270,000  AmerenEnergy Generating Co. Series F,  7.95% due 6/01/2032                       337,188
                                  300,000  Australian Gas Light Co. Ltd.,  5.30% due 9/25/2015 (a)                          303,721
                                  180,000  Baltimore Gas & Electric,  5.20% due 6/15/2033                                   167,301
                                  115,000  Cincinnati Gas & Electric,  5.70% due 9/15/2012                                  121,835
                                  500,000  Commonwealth Edison Co.,  6.95% due 7/15/2018                                    575,425
                                  135,000  Conectiv Series B,  5.30% due 6/01/2005                                          136,096
                                  375,000  Consolidated Edison Co. of New York Series 03-C,  5.10% due 6/15/2033            352,824
                                           Dominion Resources, Inc.:
                                  185,000      6.30% due 3/15/2033                                                          192,379
                                  541,000      Series A,  8.125% due 6/15/2010                                              636,774
                                  125,000  Entergy Mississippi, Inc.,  5.15% due 2/01/2013                                  125,371
                                  120,000  Exelon Corp.,  6.75% due 5/01/2011                                               134,235
                                  170,000  FPL Group Capital, Inc.,  7.625% due 9/15/2006                                   181,589
                                  170,000  Florida Power & Light Co.,  6.875% due 12/01/2005                                175,739
                                  160,000  Georgia Power Co. Series K,  5.125% due 11/15/2012                               165,085
                                  510,000  Midamerican Energy Holdings Co.,  5.875% due 10/01/2012                          540,417
                                  200,000  New York State Electric & Gas Corp.,  5.75% due 5/01/2023                        204,453
                                  200,000  Ohio Power Co. Series G,  6.60% due 2/15/2033                                    223,723
                                  200,000  Pepco Holdings, Inc.,  4% due 5/15/2010                                          196,442
                                  210,000  Plains All American Pipeline LP,  5.625% due 12/15/2013                          216,008
                                  635,000  Progress Energy, Inc.,  7.10% due 3/01/2011                                      713,894
                                  350,000  Public Service Co. of New Mexico,  4.40% due 9/15/2008                           352,926
                                  745,000  Public Service Electric & Gas,  5.125% due 9/01/2012                             770,585
                                  170,000  South Carolina Electric & Gas,  6.70% due 2/01/2011                              190,467
                                1,150,000  Southern California Edison Co.,  8% due 2/15/2007                              1,252,328
                                  385,000  Southern California Gas Co.,  4.80% due 10/01/2012                               391,018
                                  590,000  Southern Power Co. Series B,  6.25% due 7/15/2012                                644,791
                                  150,000  TGT Pipeline LLC,  5.20% due 6/01/2018                                           143,435
                                  530,000  TXU Electric Delivery Co.,  6.375% due 5/01/2012                                 584,522
                                  300,000  Texas Gas Transmission Corp.,  4.60% due 6/01/2015                               286,360
                                  280,000  Wisconsin Electric Power,  5.625% due 5/15/2033                                  284,814
                                                                                                                      -------------
                                                                                                                         10,795,687
-----------------------------------------------------------------------------------------------------------------------------------
Yankee Corporates - 1.6%          105,000  BHP Billiton Finance USA Ltd.,  4.80% due 4/15/2013                              106,380
                                  365,000  BHP Finance USA Ltd.,  6.42% due 3/01/2026                                       400,646
                                  730,000  Brascan Corp.,  5.75% due 3/01/2010                                              772,382
                                  730,000  Burlington Resources Finance Co.,  6.50% due 12/01/2011                          817,228
                                  500,000  Canadian National Railway Co.,  6.375% due 10/15/2011                            555,342
                                  525,000  Canadian Natural Resources Ltd.,  4.90% due 12/01/2014                           522,250
                                  535,000  Corp Andina de Fomento,  6.875% due 3/15/2012                                    601,227
                                  120,000  Corp Nacional del Cobre de Chile - CODELCO,  6.375% due 11/30/2012 (a)           132,410
                                  600,000  EnCana Corp.,  4.75% due 10/15/2013                                              595,414
                                  160,000  Hydro Quebec Series GF,  8.875% due 3/01/2026                                    232,908
                                  300,000  Inco Ltd.,  7.75% due 5/15/2012                                                  355,195
                                1,000,000  Inter-American Development Bank,  6.80% due 10/15/2025                         1,194,556
                                  530,000  KFW International Finance,  4.75% due 1/24/2007                                  546,510
                                           Korea Development Bank:
                                  610,000      4.25% due 11/13/2007                                                         615,461
                                1,000,000      4.75% due 7/20/2009                                                        1,018,905
                                  570,000  National Australia Bank Ltd. Series A,  8.60% due 5/19/2010                      676,992
                                  400,000  Nexen, Inc.,  5.05% due 11/20/2013                                               397,240
                                  165,000  Noranda, Inc.,  7% due 7/15/2005                                                 168,294
                                  950,000  Norsk Hydro ASA,  6.36% due 1/15/2009                                          1,032,372
                                           Pemex Project Funding Master Trust:
                                  805,000      9.125% due 10/13/2010                                                        965,195
                                   40,000      8.625% due 2/01/2022                                                          46,540
                                  345,000  Potash Corp. of Saskatchewan,  7.75% due 5/31/2011                               406,397
                                  200,000  Santander Central Hispano Issuances Ltd.,  7.625% due 9/14/2010                  233,079
                                  565,000  Unilever Capital Corp.,  7.125% due 11/01/2010                                   649,875
                                           Vodafone Group Plc:
                                  530,000      7.75% due 2/15/2010                                                          615,042
                                  185,000      7.875% due 2/15/2030                                                         238,541
                                                                                                                      -------------
                                                                                                                         13,896,381
-----------------------------------------------------------------------------------------------------------------------------------
                                           Total Fixed Income Securities (Cost - $194,965,000) - 24.2%                  204,745,396
-----------------------------------------------------------------------------------------------------------------------------------

                                               Capital Trusts
-----------------------------------------------------------------------------------------------------------------------------------
Banking - 0.0%                    250,000  HBOS Plc, 5.375% (a)(b)(c)                                                      256,326
-----------------------------------------------------------------------------------------------------------------------------------
Yankee Corporates - 0.0%           75,000  Pemex Project Funding Master Trust, 7.375% due 12/15/2014                         83,362
-----------------------------------------------------------------------------------------------------------------------------------
                                           Total Capital Trusts (Cost - $327,290) - 0.0%                                    339,688
===================================================================================================================================

Master Aggregate Bond Index Series
Schedule of Investments as of December 31, 2004 (concluded)    (in U.S. dollars)

-----------------------------------------------------------------------------------------------------------------------------------
                                               Face
                                             Amount                                                                           Value
-----------------------------------------------------------------------------------------------------------------------------------
State                                                          Municipal Bonds
-----------------------------------------------------------------------------------------------------------------------------------
Illinois - 0.1%                         $   700,000  Illinois State, GO, 5.10% due 6/01/2033                         $     672,399
-----------------------------------------------------------------------------------------------------------------------------------
Texas - 0.0%                                250,000  Harris County, Texas, Industrial Development Corporation,
                                                     Solid  Waste Disposal Revenue Bonds (Deer Park Refining LP),
                                                     5.683% due 3/01/2023                                                   253,147
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Total Municipal Bonds (Cost - $886,251) - 0.1%                         925,546
===================================================================================================================================

                                                            Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Obligations**     16,800,000  Federal Home Loan Banks, 1% due 1/03/2005                          16,800,000
-----------------------------------------------------------------------------------------------------------------------------------

                                        Shares Held
                                       --------------------------------------------------------------------------------------------
                                         12,139,250  Merrill Lynch Premier Institutional Fund (e)(f)                     12,139,250
                                       --------------------------------------------------------------------------------------------
                                                     Total Investments in Short-Term Securities
                                                     (Cost - $28,939,250) - 3.4%                                         28,939,250
                                       --------------------------------------------------------------------------------------------
                                                     Total Investments (Cost - $909,340,286***) - 110.1%                925,467,402

                                                     Liabilities in Excess of Other Assets - (10.1%)                    (85,246,216)
                                                                                                                      -------------
                                                     Net Assets - 100.0%                                              $ 840,221,186
                                                                                                                      =============

+ For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
* Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
** Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Series.
*** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 909,781,793
                                                                  =============
      Gross unrealized appreciation                               $  17,285,769
      Gross unrealized depreciation                                  (1,600,160)
                                                                  -------------
      Net unrealized appreciation                                 $  15,685,609
                                                                  =============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   The security is a perpetual bond and has no definite maturity date.
(c)   Floating rate note.
(d)   Security, or a portion of security, is on loan.
(e) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------------------------------------------
      Affiliate                                                            Net Activity     Interest/Dividend Income
      --------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Money Market Series                    -                 $   4,150
      Merrill Lynch Premier Institutional Fund                             (113,997,750)           $ 139,299
      --------------------------------------------------------------------------------------------------------------

(f)   Security was purchased with the cash proceeds from securities loans.
(g) Represents or includes a "to-be-announced" (TBA) transaction. The Series has committed to purchase securities for which all specific information is not availble at this time.

      Swaps outstanding as of December 31, 2004 were as follows:

      ----------------------------------------------------------------------------------------------------------------------
                                                                                                 Notional        Unrealized
                                                                                                  Amount        Appreciation
      ----------------------------------------------------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the Lehman Brothers CMBS
      Investment Grade Index Total Return and pay a floating rate based on 1-month USD LIBOR, minus .20%

      Broker, JPMorgan Chase Bank
      Expires March 2005                                                                        $26,000,000           -
      ----------------------------------------------------------------------------------------------------------------------

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: February 24, 2005


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: February 24, 2005